Certain information has been excluded because it is both (i) not material and (ii) the type that the registrant treats as private or confidential. FIRST AMENDMENT FIRST AMENDMENT, dated as of January 13, 2023 (this “Amendment”) to the Second Amended and Restated Master Purchase and Sale Agreement, dated as of November 1, 2022 (as amended, supplemented, restated or otherwise modified to the date hereof, the “Master Purchase and Sale Agreement”), among CARVANA AUTO RECEIVABLES 2016-1 LLC, a Delaware limited liability company, as Transferor (the “Transferor”), ALLY BANK, a Utah chartered bank, as a Purchaser (in such capacity, a “Purchaser”), and ALLY FINANCIAL INC., a Delaware corporation, as a Purchaser (in such capacity, a “Purchaser” and, together with Ally Bank, the “Purchasers”). RECITALS: WHEREAS, the Transferors and the Purchasers are parties to the Master Purchase and Sale Agreement pursuant to which the Purchasers have agreed to purchase specified portfolios of receivables and related property from the Transferor; and WHEREAS, the parties wish to amend the Master Purchase and Sale Agreement in certain respects; NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows: ARTICLE I DEFINITIONS Section 1.01 Defined Terms. Unless otherwise defined herein, capitalized terms used in the above recitals and in this Amendment are defined in and shall have the respective meanings assigned to them in (or by reference in) Appendix A to the Master Purchase and Sale Agreement. ARTICLE II AMENDMENTS Section 2.01 Amendments to Section 2.4(b)(xvi). Clause (xvi) of Section 2.4(b) to the Master Purchase and Sale Agreement is hereby deleted in its entirety and replaced with the following: (xvi) for any reason, including portfolio performance, with ninety (90) days’ prior written notice to the Transferor; or Section 2.02 Amendments to Section 5.2(q). Section 5.2(q) to the Master Purchase and Sale Agreement is hereby deleted in its entirety and replaced with the following: (q) Location of Offices. The principal place of business and chief executive office of it and the office where it keeps all the Records related to the tangible Contracts are located at the address set forth in Section 8.6 (or at such other locations as to which the notice and other specified requirements shall have been satisfied). Exhibit 10.1

2 Section 2.03 Amendments to Section 5.2(r). Section 5.2(r) to the Master Purchase and Sale Agreement is hereby deleted in its entirety and replaced with the following: (r) Tradenames and Place of Business. (i) Except as specified in this Agreement, it has no trade names, fictitious names, assumed names or “doing business as” names or other names under which it has done or is doing business and (ii) its principal place of business and chief executive office is located at the address set forth in Section 8.6 and has been so for the last four (4) months. Section 2.04 Amendments to Section 7.1(c). Section 7.1(c) to the Master Purchase and Sale Agreement is hereby deleted in its entirety and replaced with the following: (c) Executive Office; Maintenance of Offices. The Transferor shall (i) give the Purchasers at least 30 days prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement Records and (ii) deliver to the Purchasers acknowledgment copies of the applicable financing statements necessary to perfect or continue the perfection of their respective security or ownership interests hereunder and under the other Basic Documents (it being understood that amendments to all relevant financing statements will be filed in connection with the change in chief executive office described above). The Transferor shall at all times maintain offices from which it primarily services Receivables and its principal executive office within the United States of America. Section 2.05 Amendments to Section 7.14. Section 7.14 to the Master Purchase and Sale Agreement is hereby deleted in its entirety and replaced with the following: Section 7.14 Indemnity. (a) The Transferor shall indemnify, defend and hold harmless the Purchasers and their respective officers, directors, employees, Affiliates and agents (the “Indemnified Parties”) from and against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable external legal fees and expenses, arising out of or resulting from the use, ownership or operation by the Transferor or any of its Affiliates of any Financed Vehicle. (b) The Transferor shall indemnify, defend and hold harmless the Indemnified Parties from and against any and all reasonable and documented costs, expenses, losses, claims, damages and liabilities, including reasonable external legal fees and expenses, solely to the extent that such cost, expense, loss, claim, damage or liability arose out of or resulted from the action or inaction (including any failure to comply with any applicable Requirements of Law) of any third party to whom the Transferor subcontracted or delegated the performance of its duties under this Agreement or the other Basic Documents and only to the extent such cost, expense, loss, claim, damage or liability is not related to any credit loss.

3 (c) The Transferor shall indemnify, defend and hold harmless the Indemnified Parties from and against any and all costs, expenses, losses, claims, damages and liabilities, including reasonable external legal fees and expenses (i) to the extent that such cost, expense, loss, claim, damage, or liability arose out of, resulted from or was imposed upon any such Indemnified Party through the negligence (except for reasonable errors in judgment), willful misfeasance or bad faith of the Transferor or agent in the performance of its duties under this Agreement or the other Basic Documents to which it is a party or by reason of a breach of its obligations or duties under this Agreement or the other Basic Documents to which it is a party, (ii) arising out of, or resulting from, any breach of any representation, warranty, covenant or obligation of the Transferor in this Agreement, the other Basic Documents to which it is a party or in any Schedule, Exhibit, written statement or certificate furnished by the Transferor pursuant to this Agreement or the other Basic Documents to which it is a party (in each case, as each such representation or warranty would read if all qualifications as to knowledge or materiality, including each reference to the defined term “Material Adverse Effect,” were deleted therefrom), (iii) arising out of, or resulting from, any untrue statement of a material fact in any written information provided or delivered by the Transferor, or any Affiliate of the Transferor on its behalf, to the Purchasers pursuant to, for the purposes of, or in connection with, this Agreement or the other Basic Documents to which it is a party, (iv) arising out of, or resulting from, any action, suit, proceeding or claim or other litigation to the extent resulting from the actions or omissions of the Seller, the Transferor or any of their consolidated Affiliates or any of their respective agents, directors, officers, servants or employees, excluding, however, any costs, expenses, losses, claims, damages or liabilities resulting from the gross negligence, bad faith or willful misconduct on the part of any such Indemnified Party, (v) resulting from the failure of either Purchaser to have a perfected and enforceable security interest against a related Obligor in the related Financed Vehicle, including any failure to obtain a first priority perfected security interest in the related Financed Vehicle in connection with the origination of the Receivable and (vi)(a) any system failure, loss of data, data breach, unauthorized access (whether successful or not) or other impairment with respect to, or any inability of the Collateral Custodian, the Servicer or any Purchaser to access, any computer systems (including E-Vault System (or any portion thereof) of the Forward Flow Vault Partition) on which the Original Contract Documents are electronically stored or the Original Contract Documents stored therein which constitute or evidence Purchased Receivables or the records of any Title Intermediary as contemplated herein or in any other Basic Document, (b) the transfer of any Original Contract Document therein other than as permitted by this Agreement or any other Basic Document, (c) the failure of the e-contract system to create or the E-Vault System to maintain a single Authoritative Copy of any Original Contract Document or the e-contract system (or any portion thereof) or the Forward Flow Vault Partition not being maintained in accordance with the System Description or any Original Contract Document not being created, deposited or maintained as contemplated herein, (d) the destruction, alteration, amendment or transfer of any Original Contract Document maintained in the Forward Flow Vault Partition on the E-Vault System other than as permitted by this Agreement or the Master Servicing Agreement or as directed in writing by the Purchasers or (e) an interest by any Person other than the Purchasers in the Forward Flow Vault Partition or any Original Contract Document maintained therein. Indemnification under

4 this Section 7.14 shall include reasonable fees and expenses of one external counsel and reasonable costs and expenses of litigation; provided, however, that the Transferor pursuant to this Section 7.14, the Seller pursuant to Section 5.4 of the Master Sale Agreement and the Servicer pursuant to Section 5.2 of the Master Servicing Agreement shall only be responsible collectively for reasonable fees and expenses of one external counsel. If the Transferor has made any indemnity payments pursuant to this Section 7.14 and the recipient thereafter collects any of such amounts from others with respect to such claim, the recipient shall promptly repay such amounts collected to the Servicer, without interest. (d) This Section 7.14 shall survive any termination of this Agreement. Section 2.06 Amendment to Section 8.2. Section 8.2 of the Master Purchase and Sale Agreement is hereby deleted in its entirety and replaced with the following: Section 8.2 Repurchase of Receivables Upon Breach by the Transferor. Upon (i) the discovery of (a) any breach of any representation or warranty as set forth in Section 5.2(cc) of this Agreement (and with respect to paragraphs (i)(B)(ii) and (x) of Section 5.2(cc), without giving effect to any knowledge requirements) or (b) any breach of any representation or warranty as set forth in Section 5.2 (other than Section 5.2(cc)) of this Agreement which materially and adversely affects the validity, enforceability or collectability of a Receivable or the related Purchaser’s right, title and interest in a Receivable or (ii) the Purchasers incurring any cost, expense, loss, claim, damage or liability resulting from the failure of either Purchaser to have a perfected and enforceable security interest against a related Obligor in the related Financed Vehicle (including any failure to obtain a first priority perfected security interest in the related Financed Vehicle in connection with the origination of the Receivable), the Party discovering such breach shall give prompt written notice of the breach to the other Parties. Such notice shall specify the reason for such ineligibility or breach and shall identify all Receivables that the party preparing such notice knows is so ineligible or so adversely affected by such breach as of such date, as applicable. Unless the breach described in clause (i) above has been cured in all material respects by the last day of the Collection Period immediately following the Collection Period during which such breach is discovered or notice of such breach is given and, with respect to the failure described in clause (ii) above, in each such circumstance, the Transferor shall repurchase, as of the last day of such Collection Period, any Receivable for which such representation or warranty was breached or so adversely affected, as applicable, for the Warranty Payment. In consideration of the repurchase of a Warranty Receivable, the Transferor shall remit, or cause to be remitted the Warranty Payment to the applicable Collection Account for distribution pursuant to Section 4.2 of the Master Servicing Agreement. The obligation of the Transferor to repurchase any Receivable as to which a breach has occurred and is continuing, shall, if such obligation is fulfilled, constitute the sole remedy (except as provided in Section 7.14 of this Agreement, which rights under Section 7.14 shall not be limited or diminished in any respect) against the Transferor for such breach available to the Purchasers. Section 2.07 Amendment to Section 8.6. The Transferor’s notice address in Section 8.6 of the Master Purchase and Sale Agreement is hereby deleted in its entirety and replaced with the following

[***] Redacted for confidentiality purposes. 5 To Transferor: Carvana Auto Receivables 2016-1 LLC c/o Carvana, LLC, its sole member 300 E. Rio Salado Parkway, Bldg 1 Tempe, AZ 85281 Attention: General Counsel Email: DL-CarvanaLegal@carvana.com With a copy to: Snell & Wilmer L.L.P. 400 East Van Buren Phoenix, Arizona 85004-2202 Attention: Brian Burke 602.382.6379 bburke@swlaw.com Section 2.08 Amendments to Appendix A (Definitions). Appendix A to the Master Purchase and Sale Agreement is hereby amended as follows: (a) the “Commitment Amount” definition is deleted in its entirety and replaced with the following: “Commitment Amount” means the sum of (i) $4,000,000,000 plus (ii) the Outstanding Principal Balance of a Receivable that had been previously included in a Receivables Pool and was repurchased, remediated and resold to the Purchasers in a subsequent Receivables Pool. (b) each of clauses (xv), (xxiii), (xxxiii), (xxxiv), (xxxvi), (xl) and (xli) of the “Eligible Receivable” definition are deleted in their entirety and replaced with the following: (xv) No Obligor of such Receivable is a government or government agency, and no such Obligor is an individual that was included on OFAC’s List of Specially Designated Nationals at the time of origination; (xxiii) The first scheduled payment was not past due; provided, that no funds have been advanced by the Transferor or the Seller, or anyone acting on behalf of any of them in order to cause such Receivable to comply with this clause (xxiii); (xxxiii) (A) for Receivables with a related Cutoff Date on or after February 24, 2019 and on or prior to March 19, 2020, the LTV at origination did not exceed [***]% and (B) for Receivables with a related Cutoff Date after March 19, 2020, where the Obligor has a FICO score (i) greater than or equal to [***] (or if the related Receivable has more than one Obligor, at least one Obligor must have a FICO Score greater than or equal to [***]), then the LTV at origination is less than or equal to [***]%; (ii) greater than or equal to [***]

[***] Redacted for confidentiality purposes. 6 and less than [***] (or if the related Receivable has more than one Obligor, at least one Obligor must have a FICO Score greater than or equal to [***] and less than [***]), then the LTV at origination is less than or equal to [***]%, (iii) greater than or equal to [***] and less than [***] (or if the related Receivable has more than one Obligor, at least one Obligor must have a FICO Score greater than or equal to [***] and less than [***]), then the LTV at origination is less than or equal to [***]%; and (iv) less than [***] (or if the related Receivable has more than one Obligor, both Obligors must have a FICO Score less than [***]), then the LTV at origination is less than or equal to [***]%; (xxxiv) The Obligor has a FICO score of not less than [***] and, not more than the Upper Bound FICO Score (or if the related Receivable has more than one Obligor, each Obligor must have a FICO Score of not less than [***] and not more than the Upper Bound FICO Score), which, except for a Receivable included in the initial Receivables Pool on the initial Closing Date, shall have been obtained by Carvana within the [***] days prior to the origination of the related Receivable, unless otherwise consented to by the Purchasers; provided that, if the Seller exercises a Limited Sale Option on any Closing Date occurring on or after March 7, 2019 through and including April 4, 2019, the maximum FICO score limit described in this clause (xxxiv) shall not apply; provided further that, with respect to any Receivable in the First Tier Receivables Pool and Receivables Pool sold on March 20, 2020, the maximum and minimum FICO score limits described in this clause (xxxiv) shall not apply; (xxxvi) Each Obligor is a natural person, is not an Affiliate of Carvana, is the end user of the Financed Vehicle and the Financed Vehicle is intended for personal, family or household use and each Obligor (including if the related Receivable has more than one Obligor, each such Obligor) has a valid Social Security Number (SSN) or Individual Taxpayer Identification Number (ITIN); (xl) For Receivables with a related Cutoff Date on or after the Second Extension Amendment Effective Date, the Obligor (or, if the related Receivable has more than one Obligor, at least one Obligor) has an ID Analytics Credit Optics 5.1 Auto score of not less than 450; and (xli) Such Receivable was originated within ninety (90) days of the related Cutoff Date (except as otherwise consented to by the Purchasers in their sole discretion, which consent shall be deemed to be given if the Purchasers provide the Transferor with a final Purchase Price and execute and deliver the related Second Step Pool Supplement for any such Receivables originated in excess of ninety (90) days from the related Cutoff Date). (c) the “Loan-to-Value Ratio” or “LTV” definition is deleted in its entirety and replaced with the following:

7 “Loan-to-Value Ratio” or “LTV” means, with respect to any Receivable, the ratio (expressed as a percentage) of (x) the Original Amount Financed of such Receivable on the date such Receivable was originated by the Seller, to (y) the sum of (a)(i) (A) the KBB Weekly “Good Wholesale” (or “Lending”) value of the Financed Vehicle as determined by Kelly Blue Book as of the date of origination of the related Receivable or (B) the clean trade-in value of the Financed Vehicle as determined by National Appraisal Guides, Inc. in the most recent NADA guide as of the date of origination of the related Receivable or (ii) if such value is not available, such other source as shall be approved in writing by the Purchasers, plus (b) an amount determined by the Purchasers in their sole discretion to account for Seller’s reconditioning process and other factors that enhance vehicle value. (d) the “Obligor” definition is deleted in its entirety and replaced with the following: “Obligor” means the signer or co signers of the Contract or any other Person who owes payments under a Receivable. (e) the “Re-Liening Trigger Event” definition is deleted in its entirety and replaced with the following: “Re-Liening Trigger Event” is as agreed upon by the Seller, the Transferor and the Purchasers. (f) the “Scheduled Commitment Termination Date” definition is deleted in its entirety and replaced with the following: “Scheduled Commitment Termination Date” means January 12, 2024. ARTICLE III MISCELLANEOUS Section 3.01 Conditions to Effectiveness. This Amendment shall become effective as of the date first written above (the “Effective Date”) upon receipt of the following: (i) the receipt by the parties hereto of a signed counterpart to this Amendment duly executed and delivered by each of the parties hereto, (ii) a signed copy of the First Amendment to Master Sale Agreement, dated as of the date hereof, shall have been duly executed and delivered by Carvana, the Transferor, Ally Financial, and Ally Bank; and (iii) a signed copy of the Nineteenth Amended and Restated Letter Agreement, dated as of the date hereof, shall have been duly executed and delivered by Carvana, the Transferor, Ally Financial, Ally Bank, and the Servicer. Section 3.02 Continuing Effect of the Master Purchase and Sale Agreement. Except as specifically amended and modified above, the Master Purchase and Sale Agreement is and shall

8 continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Purchasers under the Master Purchase and Sale Agreement, nor constitute a waiver of any provision of the Master Purchase and Sale Agreement. Section 3.03 Representations and Warranties. The representations and warranties of the Seller and the Transferor contained in the Basic Documents shall be true and correct in all material respects as of the effective date of this Amendment. Section 3.04 Binding Effect. This Amendment shall be binding upon and inure to the benefit of the Purchasers, the Servicer and their respective successors and permitted assigns. Section 3.05 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. The words “execution”, “signed”, “signature”, and words of like import in any such amendment, waiver, certificate, agreement or document related to this Amendment shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper- based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the UCC. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Amendment contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings other than any fee letter contemplated hereby. Section 3.06 GOVERNING LAW. SUBMISSION TO JURISDICTION, ETC. (a) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OR OF ANY OTHER JURISDICTION OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AMENDMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. (b) THE TRANSFEROR AND THE PURCHASERS HEREBY MUTUALLY AGREE TO SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES

9 DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER BASIC DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH OF THE TRANSFEROR AND THE PURCHASERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. (c) THE TRANSFEROR AND THE PURCHASERS EACH HEREBY WAIVES (TO EXTENT THAT IT MAY LAWFULLY DO SO) ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR IN CONNECTION WITH THIS AMENDMENT. INSTEAD, ANY DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY. Section 3.07 Effect of Headings. The section headings herein are for convenience only and shall not affect the construction hereof. Section 3.08 Opinions and Closing Deliverables. The Transferor covenants and agrees to provide to the Purchasers by no later than twenty (20) days after the Effective Date: (a) written opinions of internal and external counsel (which shall be satisfactory to the Purchasers in their reasonable judgment) for the Transferor and the Seller and of internal or external counsel for Bridgecrest and the Performance Guarantor in the form satisfactory to the Purchasers in their reasonable judgment and (b) a certificate from the Secretary of State of the State of incorporation or formation as to the formation and good standing of the Seller, the Transferor, Bridgecrest and the Performance Guarantor, respectively. [remainder of the page intentionally left blank]

[Signature page to First Amendment to Second Amended and Restated Master Purchase and Sale Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written. CARVANA AUTO RECEIVABLES 2016-1 LLC, as Transferor By: /s/ Paul Breaux Name: Paul Breaux Title: Vice President ALLY BANK, as Purchaser By: /s/ Scott M. Brobecker Name: Scott Brobecker Title: Authorized Representative ALLY FINANCIAL INC., as Purchaser By: /s/ Thomas E. Elkins Name: Tom Elkins Title: Authorized Representative [SIGNATURES CONTINUE]

[Signature page to First Amendment to Second Amended and Restated Master Purchase and Sale Agreement] Agreed to and accepted by: CARVANA, LLC, as Seller By: /s/ Paul Breaux Name: Paul Breaux Title: Vice President